Exhibit 99.3

                   LETTER OF TRANSMITTAL AND CONSENT FORM

                           TO TENDER FOR EXCHANGE
                    $100,000,000 IN PRINCIPAL AMOUNT OF
                      9  3/4 %  SENIOR NOTES DUE 2008
                                    FOR
                  SHARES OF 8% CONVERTIBLE PREFERRED STOCK
                  WITH A LIQUIDATION VALUE OF $65,000,000

                                    AND

                 TO CONSENT TO CERTAIN INDENTURE AMENDMENTS
            WITH RESPECT TO THE 9  3/4 %  SENIOR NOTES DUE 2008

THE EXCHANGE OFFER AND THE CONSENT SOLICITATION WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON ___________, 1999, UNLESS EXTENDED BY THE COMPANY.


     THE EXCHANGE AGENT FOR THE EXCHANGE OFFER/CONSENT SOLICITATION IS:

                     LASALLE BANK NATIONAL ASSOCIATION

                 BY MAIL/HAND DELIVERY/OVERNIGHT DELIVERY:
                     LaSalle Bank National Association
                 Corporate Trust Administration, Room 1960
                          135 South LaSalle Street
                             Chicago, IL 60603
                            Attn: Sarah H. Webb

                               VIA FACSIMILE:
                              (312) 904-2236

                           CONFIRM BY TELEPHONE:
                               (312) 904-2444

                           FOR INFORMATION CALL:
                               (312) 904-2444




DELIVERY OF THIS LETTER OF TRANSMITTAL AND CONSENT FORM TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL AND CONSENT FORM VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

    The undersigned acknowledges that he or she has received the Prospectus, dated ______, 1999 (the "Prospectus"), of Grant Geophysical, Inc., a Delaware corporation (the "Company"), and this Letter of Transmittal and Consent Form, relating to:

(A) the Company's offer (the "Exchange Offer"), upon the terms and subject to the conditions set forth in the Prospectus and in this Letter of Transmittal and Consent Form, to exchange an aggregate principal amount of up to $100 million of 9 3/4 % Senior Notes due 2008 (the "Notes"), together with all accrued and unpaid interest thereon, of the Company for shares of 8% Convertible Preferred Stock (the "Preferred Stock") at an exchange rate of:

    (1) $.65 of liquidation value of Preferred Stock for every $1.00 in principal amount of Notes tendered under the Exchange Offer; and

    (2) $1.00 of liquidation value of Preferred Stock for every $1.00 of accrued and unpaid interest on the Notes tendered under the Exchange Offer; and

(B) the solicitation by the Company (the "Consent Solicitation") of consents ("Consents"), upon the terms and subject to the conditions set forth in the Prospectus and in this Letter of Transmittal and Consent Form, from registered holders of the Notes to certain amendments (the "Proposed Amendments") to the indenture (the "Indenture") under which the Notes are outstanding, as more fully described in the Prospectus.

NOTE:  SIGNATURES  MUST  BE  PROVIDED  BELOW.   PLEASE READ THE INSTRUCTIONS
HEREIN  CAREFULLY  BEFORE THIS LETTER OF TRANSMITTAL  AND  CONSENT  FORM  IS
COMPLETED.

    This Letter of Transmittal and Consent Form is to be completed by holders of Notes if either (a) certificates representing Notes ("Certificates") are to be forwarded herewith or (b) tenders of Notes are to be made by book-entry transfer to an account maintained by LaSalle Bank National Association (the "Exchange Agent") at The Depository Trust Company (the "Book-Entry Transfer Facility" or "DTC") pursuant to the procedures set forth in "The Exchange Offer and Consent Solicitation - Terms of the Exchange Offer" section of the Prospectus. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

    Holders of Notes whose Certificates for such Notes are not immediately available or who cannot deliver their Certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date (as defined in the Prospectus) or who cannot complete the procedures for book-entry transfer on a timely basis, must tender their Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer and Consent Solicitation - Terms of the Exchange Offer - Guaranteed Delivery Procedures" section of the Prospectus.

    The Exchange Offer and the Consent Solicitation are not being made to (nor will the surrender of Notes or Consents be accepted from or behalf of) holders in any jurisdiction in which the making or accepting of the Exchange Offer or Consent Solicitation would not be in compliance with the laws of such jurisdiction.

IMPORTANT PROCEDURES TO BE FOLLOWED IN COMPLETING THIS LETTER OF TRANSMITTAL
                              AND CONSENT FORM

    Holders may choose to tender under the Exchange Offer, the Consent Solicitation or both as indicated below.

    (A)  Holders who wish to tender their Notes in the Exchange Offer must:

         (1) complete the box entitled "Description of Notes Tendered" and

         (2) sign where indicated below.

     By doing so, the undersigned will have tendered the Notes upon and subject to the terms and conditions described in the Prospectus and herein. The undersigned acknowledges and understands that it may not participate in the Exchange Offer without delivering corresponding Consents to the Proposed Amendments, and that the valid tender of Notes in accordance with the terms of the Exchange Offer and this Letter of Transmittal and Consent Form shall constitute the automatic Consent of the undersigned thereto in accordance with the terms of the Consent Solicitation. Tenders of Notes may be withdrawn prior to 5:00 p.m., New York City time, on _______, 1999 (the "Expiration Date").

    (B) Holders who wish to tender Consents to the Proposed Amendments must:

         (1) complete the box entitled "Description of Consents Tendered" and

         (2)  sign where indicated below.

    By doing so, the undersigned will have consented to the Proposed Amendments upon and subject to the terms and conditions described in the Prospectus and herein. Only registered holders of Notes are entitled to consent to the Proposed Amendments.

    ELLIOTT ASSOCIATES, L.P. ("ELLIOTT") AND WESTGATE INTERNATIONAL, L.P. ("WESTGATE"), WHICH TOGETHER HOLD APPROXIMATELY $56.3 MILLION AGGREGATE PRINCIPAL AMOUNT OF THE NOTES, HAVE INDICATED THAT THEY WILL TENDER ALL OF THEIR NOTES UNDER THE EXCHANGE OFFER ONLY IF CONSENTS ARE RECEIVED IN THE CONSENT SOLICITATION BY A MAJORITY OF NOTEHOLDERS OTHER THAN ELLIOTT AND WESTGATE.

    List below in "Description of Notes Tendered" the Notes to be tendered under the Exchange Offer to which this Letter of Transmittal and Consent Form relates. If the space below is inadequate, list the registered numbers and principal amount on a separate signed schedule and affix the list to this Letter of Transmittal and Consent Form.

                       DESCRIPTION OF NOTES TENDERED

Name(s) and Address(es) of
Registered Owner(s) as
(it/they) appear(s)on the 9
 3/4 % Senior Notes due 2008

                                            Aggregate
                                            Principal
                                            Amount
                                Certificate Represented
                                Numbers     by          Principal
                                of Notes(1) Notes       Amount Tendered(2)

                                                        $___________________

                                                           Total Principal
                                                         Amount Tendered(3)
(If additional space is
required, attach a continuation
sheet in substantially the
above form.)

(1) Need not be completed if Notes are being tendered by book-entry holders.
(2) Credit will also be given at a rate of $1.00 of liquidation value of Preferred Stock for every $1.00 of accrued and unpaid interest on tendered Notes.
(3) Unless otherwise indicated in the column, a holder will be deemed to have tendered all Notes represented by the Notes indicated.

    List below in "Description of Consents Tendered" the Notes for which Consents are being tendered under the Consent Solicitation and to which this Letter of Transmittal and Consent Form relates. If the space below is inadequate, list the registered numbers and principal amount on a separate signed schedule and affix the list to this Letter of Transmittal and Consent Form.

                       DESCRIPTION OF CONSENTS TENDERED

NOTE: A VALID TENDER OF NOTES UNDER THE EXCHANGE OFFER SHALL CONSTITUTE THE AUTOMATIC CONSENT TO THE PROPOSED AMENDMENTS BY A PRINCIPAL AMOUNT OF NOTES EQUAL TO THE AMOUNT TENDERED IN THE EXCHANGE OFFER REGARDLESS IF CONSENTS FOR NOTES ARE TENDERED SEPARATELY BELOW.

Name(s) and Address(es) of
Registered Owner(s) as (it/they)
appear(s)on the 9  3/4 % Senior
Notes due 2008


                                              Aggregate
                                              Principal
                                              Amount
                                  Certificate Represented
                                  Numbers     by          Principal
                                  of Notes    Notes       Amount Tendered

                                                          $___________________

                                                             Total Principal
                                                             Amount Tendered(1)
(If additional space is required,
attach a continuation sheet in
substantially the above form.)

(1) Unless otherwise indicated in the column, a holder will be deemed to have tendered Consents for all Notes represented by the Notes indicated.

(BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY)

<square> CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED BY BOOK-
     ENTRY  TRANSFER  MADE  TO  THE  ACCOUNT  MAINTAINED  BY  THE
     EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:
     Name of Tendering Institution:______________________________
     Account Number:_____________________________________________
     Transaction Code Number:____________________________________

<square> CHECK  HERE  AND  ENCLOSE  A  PHOTOCOPY OF THE NOTICE OF
     GUARANTEED DELIVERY IF TENDERED NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:
     Name of Registered Holder(s):_______________________________
     Window Ticket Number (if any):______________________________
     Date of Execution of Notice
       of Guaranteed Delivery:___________________________________
     Name of Institution which Guaranteed
       Delivery:_________________________________________________

     IF GUARANTEED DELIVERY IS TO BE MADE BY BOOK ENTRY TRANSFER:
     Name of Tendering Institution:_____________________________
     Account Number:____________________________________________
     Transaction Code Number:___________________________________

<square> CHECK  HERE  IF TENDERED BY BOOK-ENTRY TRANSFER AND NON-
     EXCHANGED NOTES ARE  TO  BE  RETURNED BY CREDITING THE BOOK-
     ENTRY TRANSFER FACILITY ACCOUNT NUMBER SET FORTH ABOVE.

LADIES AND GENTLEMEN:

    Upon the terms and subject to the conditions of the Exchange Offer and/or the Consent Solicitation, the undersigned hereby tenders to the Company one or both of the following:

    (a) the above described aggregate principal amount of Notes indicated in the box entitled "Description of Notes Tendered"and/or

    (b) Consents to the Proposed Amendments representing the above described principal amount of Notes indicated in the box entitled "Description of Consents Tendered."

    The undersigned acknowledges that the valid tender of Notes in accordance with the terms of the Exchange Offer and this Letter of Transmittal and Consent Form shall constitute the undersigned's automatic Consent to the Proposed Amendments contemplated by the Consent Solicitation.

    Subject to, and effective upon, the acceptance of all or any portion of the Notes and Consents tendered hereby, the undersigned hereby assigns and transfers to or upon the order of the Company all right, title and interest in and to such Notes, and hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of the Company in connection with the Exchange Offer and the Consent Solicitation) with respect to the tendered Notes and Consents, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) subject only to the right of withdrawal described in the Prospectus, to (i) deliver the certificates representing such Notes and deliver the Consents contained herein to the Company together with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company, upon receipt by the Exchange Agent of the Notes and Consents, (ii) present the Notes for transfer on the books of the Company and (iii) receive for the account of the Company all benefits and otherwise exercise all rights of beneficial ownership of such Notes, all in accordance with the terms and conditions of the Exchange Offer and/or the Consent Solicitation.

    THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT (I) THE UNDERSIGNED ACCEPTS THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER AND THE CONSENT SOLICITATION, (II) THE UNDERSIGNED HAS FULL POWER AND AUTHORITY TO TENDER, EXCHANGE, SELL, ASSIGN AND TRANSFER THE NOTES TENDERED HEREBY AND THAT, WHEN THE SAME ARE ACCEPTED FOR EXCHANGE, THE COMPANY WILL ACQUIRE GOOD, MARKETABLE AND UNENCUMBERED TITLE THERETO, FREE AND CLEAR OF ALL LIENS, RESTRICTIONS, CHARGES AND ENCUMBRANCES, AND THAT THE NOTES TENDERED HEREBY ARE NOT SUBJECT TO ANY ADVERSE CLAIMS OR PROXIES AND (III) THE UNDERSIGNED HAS FULL POWER AND AUTHORITY TO TENDER THE CONSENTS TENDERED HEREBY. THE UNDERSIGNED WILL, UPON REQUEST, EXECUTE AND DELIVER ANY ADDITIONAL DOCUMENTS DEEMED BY THE COMPANY OR THE EXCHANGE AGENT TO BE NECESSARY OR DESIRABLE TO COMPLETE THE EXCHANGE, ASSIGNMENT AND TRANSFER OF THE NOTES TENDERED HEREBY.

    The name(s) and address(es) of the registered holder(s) of the Notes tendered hereby should be printed above, if they are not already set forth above, as they appear on the Notes. The certificate number(s) and the Notes that the undersigned wishes to tender should be indicated in the appropriate boxes above.

    If any tendered Notes are not exchanged pursuant to the Exchange Offer for any reason, or if Certificates are submitted for more Notes than are tendered or accepted for exchange, Certificates for such nonexchanged or nontendered Notes will be returned (or, in the case of Notes tendered by book-entry transfer, such Notes will be credited to an account maintained at DTC), without expense to the tendering holder, promptly following the expiration or termination of the Exchange Offer.

    The undersigned understands that tenders of Notes and Consents pursuant to any one of the procedures described in "The Exchange Offer and Consent Solicitation - Terms of the Exchange Offer" section of the Prospectus and in the instructions, attached hereto will, upon the Company's acceptance for exchange of such tendered Notes or acceptance of Consents, constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer and the Consent Solicitation. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Company may not be required to accept any Notes or Consents, and also agrees that tenders of Notes or of Consents may only be revoked under the circumstances and procedures detailed in the Prospectus.

    Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, the undersigned hereby directs that the Preferred Stock be issued in the name(s) of the undersigned. If applicable, substitute Certificates representing Notes not exchanged or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of Notes, will be credited to the account indicated above maintained at DTC. Similarly, unless otherwise indicated under "Special Delivery Instructions," the Preferred Stock will be delivered to the undersigned at the address shown below the undersigned's signature.

     BY TENDERING NOTES AND EXECUTING THIS LETTER OF TRANSMITTAL AND CONSENT FORM, THE UNDERSIGNED HEREBY REPRESENTS AND AGREES THAT (I) ANY PREFERRED STOCK TO BE RECEIVED BY THE UNDERSIGNED IS BEING ACQUIRED IN THE ORDINARY COURSE OF ITS BUSINESS, (II) THE UNDERSIGNED HAS NO ARRANGEMENT OR UNDERSTANDING WITH ANY PERSON TO PARTICIPATE IN A DISTRIBUTION (WITHIN THE MEANING OF THE SECURITIES ACT) OF PREFERRED STOCK TO BE RECEIVED IN THE EXCHANGE OFFER AND (III) IF THE UNDERSIGNED IS NOT A BROKER-DEALER, THE
UNDERSIGNED IS NOT ENGAGED IN, AND DOES NOT INTEND TO ENGAGE IN, A DISTRIBUTION (WITHIN THE MEANING OF THE SECURITIES ACT) OF SUCH PREFERRED STOCK.

     The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Notes tendered hereby. All authority herein conferred or agreed to be conferred in this Letter of Transmittal and Consent Form shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus, this tender is irrevocable.

     THE UNDERSIGNED, BY COMPLETING EITHER OR BOTH OF THE BOXES ENTITLED "DESCRIPTION OF NOTES TENDERED" AND "DESCRIPTION OF CONSENTS TENDERED" ABOVE AND SIGNING THIS LETTER OF TRANSMITTAL AND CONSENT FORM, WILL BE DEEMED TO HAVE TENDERED THE NOTES AND/OR CONSENTS SET FORTH IN SUCH BOX.

                    HOLDER(S) SIGN HERE
                 (See Instructions 2 and 5)

         Please Complete Substitute Form W-9.
Note: Signature(s) Must Be Guaranteed If Required by Instruction
2
     Must be signed by registered holder(s) exactly as name(s) appear(s) on Certificate(s) for the Notes hereby tendered or on the register of holders maintained by the Company, or by any person(s) authorized to become the registered holder(s) by endorsements and documents transmitted herewith (including any such opinions of counsel, certifications and other information as may be required by the Company to comply with any restrictions on transfer applicable to the Notes). If signature is by an attorney-in-fact, executor, administrator, trustee, guardian, agent, officer of a corporation or another acting in a fiduciary capacity or representative capacity, please set forth the signer's full title. See Instruction 5.

_______________________________________________________________
                 (Signature(s) of Holder(s))

                Date: ________________, 1999
Name(s):_______________________________________________________

_______________________________________________________________
                      (Please Print)

Capacity (full title):_________________________________________

Address:_______________________________________________________
                    (Include Zip Code)

Area Code and Telephone Number:________________________________

(Tax Identification or Social
Security Number(s)):___________________________________________


                    GUARANTEE OF SIGNATURE(S)
                   (See Instructions 2 and 5)


_______________________________________________________________
                    (Authorized Signature)

                   Date: ________________, 1999

Name of Firm:__________________________________________________
Capacity (full title):_________________________________________
                                (Please Print)
Address:_______________________________________________________
                                (Include Zip Code)
Area Code and Telephone Number:________________________________

  SPECIAL ISSUANCE INSTRUCTIONS            SPECIAL DELIVERY
   (SEE INSTRUCTIONS 5 AND 6)             INSTRUCTIONS
                                    (SEE INSTRUCTIONS 5 AND 6)
     To be completed ONLY (i) if
Notes  in a principal amount not          To be completed ONLY if
tendered,   or  Preferred  Stock    the  Preferred Stock is to be
issued  in  exchange  for  Notes    issued  or  sent  to  someone
accepted for exchange, are to be    other than the undersigned or
issued  in  the  name of someone    to   the  undersigned  at  an
other  than  the undersigned, or    address    other    than   as
(ii)  if Notes tendered by book-    indicated above.
entry  transfer  which  are  not
exchanged  are to be returned by    [ ]Mail [ ]Issue (check
credit to an  account maintained    appropriate boxes)
at   the   Book-Entry   Transfer    certificates to:
Facility. Issue  Preferred Stock
and/or Notes to:

Name:___________________________    Name:__________________________
          (Type or Print)                     (Type or Print)

Address: _______________________    Address:_______________________

________________________________    _______________________________

________________________________    _______________________________
                   (Zip Code)                         (Zip Code)

________________________________    _______________________________
(Tax Identification or Social       (Tax Identification or Social
        Security Number)                  Security Number)

(Complete Substitute Form W-9)      (Complete Substitute Form W-9)

Credit     nonexchanged    Notes
delivered by book-entry transfer
to   the   Book-Entry   Transfer
Facility set forth below:

Book-Entry   Transfer    Account
Number:
________________________________

            INSTRUCTIONS FORMING PART OF THE TERMS AND CONDITIONS
              OF THE EXCHANGE OFFER AND THE CONSENT SOLICITATION


1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND CONSENT FORM AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal and Consent Form is to be completed either if (a) Certificate(s) representing Notes are to be forwarded herewith or (b) tenders of Notes are to be made pursuant to the procedures for tender by book-entry transfer set forth in "The Exchange Offer and Consent Solicitation - Terms of the Exchange Offer" in the Prospectus. In order to tender Notes, such Certificate(s) representing Notes or timely confirmation of a book-entry transfer of such Notes into the Exchange Agent's account at DTC, as well as this Letter of Transmittal and Consent Form (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal and Consent Form, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date.

    Holders who wish to tender their Notes and (i) whose Certificate(s) representing Notes are not immediately available; (ii) who cannot tender their Certificate(s), this Letter of Transmittal and Consent Form and all other required documents to the Exchange Agent on or prior to the Expiration Date or
(iii) who cannot complete the procedures for delivery by book-entry transfer on a timely basis, may tender their Notes by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer and Consent Solicitation - Terms of the Exchange Offer - Guaranteed Delivery Procedures" in the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution (as defined below); (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Company, must be received by the Exchange Agent on or prior to the Expiration Date and (iii) the Certificate(s) (or a book-entry confirmation (as defined in the Prospectus)) representing all tendered Notes, in proper form for transfer and the Consents, together with a Letter of Transmittal and Consent Form (or facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal and Consent Form, must be received by the Exchange Agent within five business days after the date of execution of such Notice of Guaranteed Delivery, all as provided in "The Exchange Offer and Consent Solicitation -Terms of the Exchange Offer" in the Prospectus.

    The Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or mail to the Exchange Agent and must include a guarantee by an Eligible Institution in the form set forth in such notice. For Notes to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a Notice of Guaranteed Delivery on or prior to the Expiration Date. As used herein and in the Prospectus, "Eligible Institution" means a firm or other entity identified in Rule 17Ad-15 under the Exchange Act as "an eligible guarantor institution," including (as such terms are defined therein) (i) a bank; (ii) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association that is a participant in a Securities Transfer Association.

    THE METHOD OF DELIVERY OF NOTES AND CONSENTS, THIS LETTER OF TRANSMITTAL AND CONSENT FORM AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND SOLE RISK OF THE TENDERING HOLDER AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, OR OVERNIGHT DELIVERY SERVICE IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

    The Company will not accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of a Letter of Transmittal and Consent Form (or facsimile thereof), waives any right to receive any notice of the acceptance of such tender.

2.  GUARANTEE  OF  SIGNATURES.   No signature  guarantee  on  this  Letter  of
Transmittal and Consent Form is required if:

    (i) this Letter of Transmittal and Consent Form is signed by the registered holder (which term, for purposes of this document, shall include any participant in DTC whose name appears on the register of holders maintained by the Company as the owner of the Notes) of Notes tendered herewith, unless such holder(s) has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" above or

    (ii) such Notes and/or Consents are tendered for the account of a firm that is an Eligible Institution.

    In   all   other   cases,  an  Eligible  Institution  must  guarantee  the
signature(s) on this Letter  of  Transmittal and Consent Form. See Instruction
5.

3. INADEQUATE SPACE. If the space provided in the box captioned "Description of Notes Tendered" and/or "Description of Consents Tendered" is inadequate, the certificate number(s) and/or the principal amount of Notes and/or Consents and any other required information should be listed on a separate signed schedule which is attached to this Letter of Transmittal and Consent Form.

4. PARTIAL TENDERS AND WITHDRAWAL RIGHTS. Tenders of Notes and/or Consents will be accepted only in the principal amount of $1,000 and integral multiples of $1,000 in excess thereof. If less than all the Notes evidenced by any Certificate(s) submitted are to be tendered, new Certificate(s) for the remainder of the Notes that were evidenced by your old Certificate(s) will be sent to the holder of the Notes promptly after the Expiration Date. All Notes represented by Certificate(s) delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

    Upon the receipt by the Exchange Agent of tendered Consents representing a majority of the outstanding principal amount of the Notes, other than those Notes held by Elliott and Westgate (the "Required Majority"), the Required Majority will be accepted to approve the Proposed Amendments to the Indenture even if the Required Majority is received by the Exchange Agent prior to the Expiration Date. Tenders of Consents may only be withdrawn before such time as the Required Majority is received by the Exchange Agent. All attempted withdrawals after the receipt of the Required Majority shall be null and ineffective.

    Tenders of Notes may be withdrawn at any time if such withdrawal is in accordance with the terms provided herein or in the Prospectus. Tenders of Consents received by the Exchange Agent before such time as the Required Majority is received by the Exchange Agent may be withdrawn only if such withdrawal is in accordance with the terms provided herein or in the Prospectus.

    In order to properly withdraw a tender of Notes or to properly withdraw a tender of Consents that was tendered before the Exchange Agent has received the Required Majority, a written or facsimile transmission of such notice of withdrawal must be timely received by the Exchange Agent at one of its addresses set forth above or in the Prospectus at or prior to the Expiration Time. Any such notice of withdrawal must (i) specify the name of the person who tendered the Notes and/or Consents to be withdrawn; (ii) identify the Notes and/or Consents to be withdrawn ( including the registration numbers of the Notes and the total principal amount of the Notes); (iii) state that such holder is withdrawing his election to have such Notes exchanged and/or such Consents tendered; (iv) contain the signature of the tenderer in the same manner as the signature on the Letter of Transmittal and Consent Form, and (if Certificate(s)s for Notes have been tendered) the name of the registered holder of the Notes as set forth on the Certificate(s)e for the Notes, if different from that of the person who tendered such Notes. If Certificate(s) for the Notes have been delivered or otherwise identified to the Exchange Agent, then prior to the physical release of such Certificate(s) for the Notes, the tendering holder must submit the serial numbers shown on the particular Certificate(s) for the Notes to be withdrawn and the signature on the notice of withdrawal must be guaranteed by an Eligible Institution (except in the case of Notes tendered for the account of an Eligible Institution).

    If Notes have been tendered pursuant to the procedures for book entry transfer set forth in the Prospectus under "The Exchange Offer and Consent Solicitation - Terms of the Exchange Offer," the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawal of Notes, in which case a notice of withdrawal will be effective if delivered to the Exchange Agent by written or facsimile transmission.
Withdrawals of tenders of Notes may not be rescinded. Notes properly withdrawn will not be deemed validly tendered for purposes of the Exchange Offer, but may be retendered at any subsequent time at or prior to the Expiration Time by following any of the procedures described in the Prospectus under "The Exchange Offer and Consent Solicitation - Terms of the Exchange Offer."

    All questions as to the validity, form and eligibility (including time of receipt) of withdrawal notices will be determined by the Company, in its sole discretion, whose determination shall be final and binding on all parties. None of the Company, any affiliates or assigns of the Company, the Exchange Agent or any other person shall be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give any such notification. Any Notes which have been tendered but which are withdrawn will be returned to the holder thereof without cost to such holder promptly after withdrawal.

5. SIGNATURES ON LETTER OF TRANSMITTAL AND CONSENT FORM, ASSIGNMENTS AND ENDORSEMENTS. If this Letter of Transmittal and Consent Form is signed by the registered holder(s) of the Notes tendered hereby, the signatures must correspond exactly with the name(s) as written on the face of the Certificate(s) without alteration, enlargement or any change whatsoever.

    If any of the Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal and Consent Form.

    If  any  tendered  Notes are registered in different  name(s)  on  several
Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal and Consents (or facsimiles thereof) as there are different registrations of Certificates.

    If this Letter of Transmittal and Consent Form or any Certificate(s) or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Company, in its sole discretion, of each such person's authority so to act.

    When  this  Letter  of  Transmittal  and  Consent  Form  is  signed by the registered owner(s) of the Notes listed and transmitted hereby, no endorsement(s) of Certificate(s) or separate bond power(s) are required unless Preferred Stock is to be issued in the name of a person other than the registered holder(s), in which case the Certificate(s) must be endorsed or accompanied by appropriate bond powers(s), in either case signed exactly as the name(s) of the registered holder(s) appears on such Certificate(s). Signature(s) on such Certificate(s) or bond power(s) must be guaranteed by an Eligible Institution.

    If this Letter of Transmittal and Consent Form is signed by a person other than the registered owner(s) of the Notes listed, the Notes must be endorsed or accompanied by appropriate bond powers, signed exactly as the name or names of the registered owner(s) appear(s) on the Certificates, and also must be accompanied by such opinions of counsel, certifications and other information as the Company or any trustee for the Notes may require in accordance with the restrictions on transfer applicable to the Notes. Signatures on such Notes or bond powers must be guaranteed by an Eligible Institution.

6. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If Preferred Stock is to be issued in the name of a person other than the signer of this Letter of Transmittal and Consent Form, or if Preferred Stock is to be sent to someone other than the signer of this Letter of Transmittal and Consent Form or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal and Consent Form should be completed. Certificates for Notes not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained at DTC. See Instruction 4.

7. IRREGULARITIES. The Company will determine, in its sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Notes and/or Consents, which determination shall be final and binding on all parties. The Company reserves the absolute right to reject any and all tenders not in proper form or the acceptance of which, or exchange for which, may, in the opinion of counsel to the Company, be unlawful. The Company also reserves the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer and/or the Consent Solicitation set forth in the Prospectus under "The Exchange Offer and Consent Solicitation - Terms of the Exchange Offer" or "The Exchange Offer and Consent Solicitation - Terms of the Consent Solicitation." The Company may waive any defects or irregularities in any tender of Notes and/or Consents of any particular holder whether or not similar defects or irregularities are waived in the case of other holders. The Company's interpretation of the terms and conditions of the Exchange Offer and the Consent Solicitation (including this Letter of Transmittal and Consent Form and the instructions hereto) will be final and binding. No tender of Notes or Consents will be deemed to have been validly made until all defects and irregularities with respect to such tender have been cured or waived. None of the Company, any affiliates or assigns of the Company, the Exchange Agent or any other person will be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.

8. QUESTIONS, REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Questions and requests for assistance may be directed to the Exchange Agent at its address and telephone number set forth on the front of this Letter of Transmittal and Consent Form. Additional copies of the Prospectus, the Notice of Guaranteed Delivery and the Letter of Transmittal and Consent Form may be obtained from the Exchange Agent.

9. 31% BACKUP WITHHOLDING; SUBSTITUTE FORM W-9. Under U.S. Federal income tax law, a holder whose tendered Notes are accepted for exchange is required to provide the Exchange Agent with such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 below. If the Exchange Agent is not provided with the correct TIN, the Internal Revenue Service (the "IRS") may subject the holder or other payee to a $50 penalty. In addition, payments to such holders or other payees with respect to Preferred Stock received pursuant to the Exchange Offer may be subject to 31% backup withholding.

    The box in Part 3 of the Substitute Form W-9 may be checked if the holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the holder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold 31% of all payments made prior to the time a properly certified TIN is provided to the Exchange Agent. The Exchange Agent will retain such amounts withheld during the 60 day period following the date of the Substitute Form W-9. If the holder furnishes the Exchange Agent with its TIN within 60 days after the date of the Substitute Form W-9, the amounts retained during the 60 day period will be remitted to the holder and no further amounts shall be retained or withheld from payments made to the holder thereafter. If, however, the holder has not provided the Exchange Agent with its TIN within such 60 day period, amounts withheld will be remitted to the IRS as backup withholding. In addition, 31% of all payments made thereafter will be withheld and remitted to the IRS until a correct TIN is provided.

    The holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered owner of the Notes or of the last transferee appearing on the transfers attached to, or endorsed on, the Notes. If the Notes are registered in more than one name or are not in the name of the actual owner, consult the enclosed "Instructions for Certification of Taxpayer Identification Number" for additional guidance on which number to report.

    Certain holders (including, among others, corporations, financial institutions and certain foreign persons) may not be subject to these backup withholding and reporting requirements. Such holders should nevertheless complete the attached Substitute Form W-9 below, and write "exempt" on the face thereof, to avoid possible erroneous backup withholding. A foreign person may qualify as an exempt recipient by submitting a properly completed IRS Form W-8, signed under penalties of perjury, attesting to that holder's exempt status. Please consult the enclosed "Instructions for Certification of Taxpayer Identification Number" for additional guidance on which holders are exempt from backup withholding.

    Backup withholding is not an additional U.S. Federal income tax. Rather, the U.S. Federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

10. WAIVER OF CONDITIONS. The Company reserves the absolute right, subject to applicable law, to waive satisfaction of any or all conditions of the Exchange Offer or the Consent Solicitation set forth in the Prospectus.

11. NO CONDITIONAL TENDERS. No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Notes and/or Consents, by execution of this Letter of Transmittal and Consent Form, shall waive any right to receive notice of the acceptance of their Notes for exchanges.

    Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Notes nor shall any of them incur any liability for failure to give any such notice.

12. LOST, DESTROYED OR STOLEN CERTIFICATES. If any Certificate(s) representing Notes have been lost, destroyed or stolen, the holder should promptly notify the Exchange Agent. The holder will then be instructed as to the steps that must be taken in order to replace the Certificate(s). This Letter of Transmittal and Consent Form and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Certificate(s) have been followed.

13. SECURITY TRANSFER TAXES. Holders who tender their Notes for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, Preferred Stock is to be delivered to, or is to be issued in the name of, any person other than the registered holder of the Notes tendered, or if a transfer tax is imposed for any reason other than the exchange of Notes in connection with the Exchange Offer, then the amount of any such transfer tax (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with the Letter of Transmittal and Consent Form, the amount of such transfer taxes will be billed directly to such tendering holder.


IMPORTANT: THIS LETTER OF TRANSMITTAL AND CONSENT FORM (OR FACSIMILE THEREOF) AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT AT OR PRIOR TO THE EXPIRATION TIME.

              TO BE COMPLETED BY ALL TENDERING SECURITY HOLDERS
                             (SEE INSTRUCTION 9)


SUBSTITUTE                   PART 1 - PLEASE PROVIDE YOUR      Social
                             TIN  IN  THE BOX AT RIGHT AND     Security
FORM W-9                     CERTIFY BY SIGNING AND DATING     Number
                             BELOW                             OR
                                                               Employer
                                                               Identification
                                                               Number



DEPARTMENT OF THE TREASURY   PART 2 -    Certification   -     PART3
INTERNAL REVENUE SERVICE             Under   penalties
                                     of   perjury,   I -
                                     certify that:

                             (1)  The number  shown           Awaiting
                                  on  this form  is           TIN <square>
                                  my        correct
PAYER'S REQUEST FOR TAXPAYER      Taxpayer
IDENTIFICATION   NUMBER (TIN)     Identification
                                  Number  (or  I am
                                  waiting   for   a           Please
                                  number    to   be           complete
                                  issued to me) and           the
                                                              Certificate
                             (2)  I  am not subject           of
                                  to         backup           Awaiting
                                  withholding                 Taxpayer
                                  either  because I           Identification
                                  have   not   been           Number
                                  notified  by  the           below.
                                  Internal  Revenue
                                  Service   ("IRS")
                                  that I am subject
                                  to         backup
                                  withholding  as a
                                  result of failure
                                  to   report   all
                                  interest       or
                                  dividends, or the
                                  IRS  has notified
                                  me that  I  am no
                                  longer subject to
                                  backup
                                  withholding.

                             Certificate Instructions - You
                             must cross out item (2) in Part
                             2   above   if  you  have  been
                             notified by the  IRS  that  you
                             are     subject    to    backup
                             withholding  because  of  under
                             reporting interest or dividends
                             on  your  tax return.  However,
                             if after being  notified by the
                             IRS  that you were  subject  to
                             backup withholding you received
                             another  notification  from the
                             IRS  stating  that  you are  no
                             longer    subject   to   backup
                             withholding,  do  not cross out
                             item (2).

                             SIGNATURE______________________  DATE_______, 1999

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

      YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
            THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9

         CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

      I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
(b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number to the payor within 60 days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.

_________________________                               _______________, 1999
     Signature                                                Date


              CERTIFICATE FOR FOREIGN RECORD HOLDERS

     Under penalties of perjury, I certify that I am not a United States citizen or resident (or I am signing for a foreign corporation, partnership, estate or trust).

_________________________                               _______________, 1999
     Signature                                                Date

INSTRUCTIONS  FOR   CERTIFICATION   OF  TAXPAYER  IDENTIFICATION  NUMBER  (THE
"GUIDELINES")


                               "GUIDELINES")

PURPOSE OF FORM.-A person who If you are a sole proprietor, you is required to file an must furnish your INDIVIDUAL name information return with the and either your SSN or Employer IRS must obtain your correct Identification Number ("EIN"). You Taxpayer Identification Number may also enter your business name ("TIN") to report income paid or "doing business as" name on the to you, real estate business name line. Enter your
transactions,         mortgage     name(s)  as  shown  on  your social
interest you paid, the security card and/or as it was used acquisition or abandonment of to apply for your EIN on Form SS-4.
secured      property,      or
contributions  you  made to an     You  must sign the certification or
IRA.   For  most  individuals,     backup withholding will apply.
your  taxpayer  identification
number will be your Social HOW TO OBTAIN A TIN.-If you do not Security Number ("SSN"). Use have a TIN, apply for one the form provided to furnish immediately. To apply, get FORM your correct TIN and, when SS-5, Application for a Social applicable, (1) to certify Security Card (for individuals), that the TIN you are from your local office of the furnishing is correct (or that Social Security Administration, or you are waiting for a number FORM SS-4, Application for Employer to be issued), (2) to certify Identification Number (for
that  you  are  not subject to     businesses and all other entities),
backup withholding, and (3) to     from your local IRS office.
claim  exemption  from  backup
withholding if you are an Once you receive your TIN, complete exempt payee. Furnishing your the enclosed form and return it to correct TIN and making the us. Please note that you will be appropriate certifications subject to backup withholding at a will prevent certain payments 31% rate until we receive your TIN. from being subject to backup withholding.

If  you are an individual, you
must   generally  provide  the
name  shown   on  your  social
security card. However, if you
have changed your  last  name,
for instance, due to marriage,
without  informing  the Social
Security Administration of the
name change, please enter your
first  name,  the  last   name
shown  on your social security
card, and your new last name.



FOR THIS TYPE OF ACCOUNT:       GIVE NAME AND      FOR THIS TYPE    GIVE NAME
                                SSN OF:            OF ACCOUNT:      AND EIN OF:

1. Individual                   The individual     6. Sole
                                                   proprietorship   The owner{3}


2. Two or more individuals      The actual owner   7.   A valid     Legal entity{4}
(joint account)                 of the account     trust, estate,
                                or, if combined    or pension
                                funds, the first   trust
                                individual on
                                the account

3.    Custodian account of a    The minor{2}       8.   Corporate   The corporation
minor (Uniform Gift to Minors
Act)

4. a. The usual revocable       The grantor-       9. Association,  The organization
       savings trust (grantor      trustee{1}      club,
       is also trustee)                            religious,
                                                   charitable,
                                                   education, or
                                                   other tax-
                                                   exempt
                                                   organization

   b. So-called trust account   The actual        10. Partnership   The partnership
       that is not a legal or      owner{1}
       valid trust under
       state law

5. Sole proprietorship          The owner{3}      11.  A broker     The broker or nominee
                                                  or registered
                                                  nominee

                                                  12.  Account      The public entity
                                                  with the
                                                  Department of
                                                  Agriculture in
                                                  the name of a
                                                  public entity
                                                  (such as a
                                                  state or local
                                                  government,
                                                  school
                                                  district, or
                                                  prison) that
                                                  receives
                                                  agricultural
                                                  program
                                                  payments

{1} List first and circle the name of the person whose number you furnish {2} Circle the minor's name and furnish the minor's SSN
{3} Show your individual name. You may also enter your business name. You may use your SSN or EIN.
{4} List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

     WHAT IS BACKUP WITHHOLDING?-Persons making dividend payments to you after 1992 are required to withhold and pay to the IRS 31% of such payments under certain conditions. This is called "backup withholding."

                  If you give the requester your correct TIN, make the appropriate certifications, and report all your taxable interest and dividends on your tax return, your payments will not be subject to backup withholding. Payments you receive will be subject to backup withholding if:

                  1.  You do not furnish your TIN to the requester;

                  2. The IRS notifies the requester that you furnished an incorrect TIN;

                  3. You are notified by the IRS that you are subject to backup withholding because you failed to report all our interest and dividends on your tax return;

                  4. You do not certify to the requester that you are to subject to backup withholding under 3 above; or

                  5.  You do not certify your TIN.

   PAYEES AND PAYMENTS EXEMPT FROM BACKUP WITHHOLDING.-The following is a list of payees exempt from backup withholding and for which no information reporting is required.

                  (1)   A  corporation.  (2) An organization exempt from tax
 under section 501(a), or an IRA, or a custodial account under section 403(b)(7). (3) The United States or any of its agencies or instrumentalities. (4) A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities. (5) A foreign government or any of its political subdivisions, agencies, or instrumentalities. (6) An international organization or any of its agencies or instrumentalities. (7) A foreign central bank of issue. (8) A dealer in securities or commodities required to register in the United States or a possession of the United States. (9) A real estate reinvestment trust. (10) An entity registered at all times during the tax year under the Investment Company Act of 1940. (11) A common trust fund operated by a bank under section 584(a). (12) A financial institution. (13) A middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List. (14) A trust exempt from tax under section 664 or described in section 4947.

 Payments of dividends generally not subject to backup withholding include the following:

 * Payments to nonresident aliens that are subject to withholding under section 1441.
 * Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident partner.
 *   Payments of patronage dividends not paid in money.
 *   Payments made by certain foreign organizations.

 PENALTIES

 FAILURE TO FURNISH TIN.-If you fail to furnish your correct TIN, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

 CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING.-If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

 CRIMINAL   PENALTY   FOR   FALSIFYING   INFORMATION.-Willfully  falsifying
 certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

 MISUSE OF TINS.-If the requester discloses or uses TINs in violation of Federal law, the requester may be subject to civil and criminal penalties.